*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 20, 2020. Meeting Information DONALDSON COMPANY, INC. Meeting Type: Annual Meeting For holders as of: September 21, 2020 Date: November 20, 2020 Time: 1:00 PM Central Time Location: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/DCI2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/DCI2020 and be sure to have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page). DONALDSON COMPANY, INC. ATTN: AMY BECKER You are receiving this communication because you hold shares in P.O. BOX 1299 the company named above. MINNEAPOLIS, MN 55440-1299 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D23468-P44151-Z78124

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 10-K WRAP How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 8, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/DCI2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. D23469-P44151-Z78124 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors 01) Tod E. Carpenter 02) Pilar Cruz 03) Ajita G. Rajendra The Board of Directors recommends you vote FOR the following proposals: 2. A non-binding advisory vote on the compensation of our Named Executive Officers. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Donaldson Company, Inc.'s independent registered public accounting firm for the fiscal year ending July 31, 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D23470-P44151-Z78124

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